                                                                               .
                                                                               .
                                                                               .

                                                  (RIVERSOURCE INVESTMENTS LOGO)

                    PROSPECTUS SUPPLEMENT -- APRIL 14, 2008*

RiverSource Retirement Plus Series (June 29, 2007)                                          S-6507-99 D

The "Principal Investment Strategies" section has been revised as follows:

The Funds are intended for investors who prefer to have asset allocation and fund selection decisions managed by professional money managers. Each Fund is a "fund of funds" that seeks to achieve its objective by investing in a combination of underlying funds for which RiverSource Investments, LLC (RiverSource Investments) or an affiliate acts as investment manager or principal underwriter. RiverSource Investments is the investment manager for each of the Funds. By investing in several different underlying funds, the Funds seek to minimize the risks inherent in investing in a single fund.

The investment management process for each Fund is similar: The investment manager will allocate each Fund's assets within and across different asset classes in an effort to achieve the Fund's objective of providing a high total return through a combination of current income and capital appreciation, by actively managing the Fund's assets during the accumulation years (the years before retirement), as well as (plus) during the retirement years (the years after retirement). Each Fund is managed for investors planning to retire or to begin withdrawing portions of their investment in the Fund's target year. For example, 2030 Fund is designed for investors planning to retire or to begin withdrawing assets around the year 2030. The Funds differ primarily due to their asset allocations among different types of underlying funds.

The investment manager follows a three-step investment process for each Fund: 1) Develop a neutral asset allocation; 2) Perform tactical asset class allocation; and 3) Select investment categories and invest in underlying funds.

DEVELOPING A NEUTRAL ASSET ALLOCATION (OR "GLIDE PATH")

In making allocation decisions, the investment manager first creates a neutral asset allocation designed for the time horizon of each Fund. The investment manager developed the neutral asset allocation based on analysis of capital markets, long-term returns, risk, and correlation of various asset classes and investment categories, combined with normal retirement ages and life expectancy information. The neutral asset allocation for each Fund varies over time, generally becoming more conservative as the Fund approaches and later moves beyond its target date. The manner in which the neutral asset allocation changes over time is also known as the Fund's "Glide Path." The allocations reflected in Table 1 below are also referred to as "neutral" allocations because they do not reflect tactical decisions made by the investment manager to over or underweight a particular asset class or investment category.

Each Fund's neutral asset allocation is based on a target date which is the year in the name of each Fund. The target date assumes a normal retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. The neutral allocations also assume a periodic stream of income continuing past retirement. Currently, the neutral asset allocation for each Fund is 80% of its assets in equities until about 15 years prior to the target date. At that point, the equity allocation reduces gradually, reaching 50% of the Fund's assets at the target date and approximately 25% of assets 25 years after the target retirement date. Choosing a Fund targeting an earlier date represents a more conservative choice; choosing a Fund targeting a later date represents a more aggressive choice.

--------------------------------------------------------------------------------
S-6507-5 A (4/08)
* Valid until next update

Table 1 shows the Glide Path, and illustrates how the allocation among various equity and fixed income asset classes changes over time.

            TABLE 1: NEUTRAL ASSET ALLOCATION OVER TIME "GLIDE PATH"

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

U.S. Investment
  Grade Bonds         15.0%  15.0%  15.0%  15.0%  15.0%  15.0%  22.5%  30.0%  37.5%  41.3%  45.0%  48.8%  52.5%  56.3%  56.3%
Int'l Bonds            1.0%   1.0%   1.0%   1.0%   1.0%   1.0%   1.5%   2.0%   2.5%   2.8%   3.0%   3.3%   3.5%   3.8%   3.8%
Emerging Markets
  Bonds                1.0%   1.0%   1.0%   1.0%   1.0%   1.0%   1.5%   2.0%   2.5%   2.8%   3.0%   3.3%   3.5%   3.8%   3.8%
U.S. High Yield
  Bonds                1.0%   1.0%   1.0%   1.0%   1.0%   1.0%   1.5%   2.0%   2.5%   2.8%   3.0%   3.3%   3.5%   3.8%   3.8%
Cash
  Equivalents/TIPS/
  Alternative
  Investment
  Strategies           2.0%   2.0%   2.0%   2.0%   2.0%   2.0%   3.0%   4.0%   5.0%   5.5%   6.0%   6.5%   7.0%   7.5%   7.5%
Emerging Markets
  Equities             4.0%   4.0%   4.0%   4.0%   4.0%   4.0%   3.5%   3.0%   2.5%   2.3%   2.0%   1.8%   1.5%   1.3%   1.3%
Int'l Developed
  Equities            16.0%  16.0%  16.0%  16.0%  16.0%  16.0%  14.0%  12.0%  10.0%   9.0%   8.0%   7.0%   6.0%   5.0%   5.0%
U.S. MidSmall Cap
  Equities             8.0%   8.0%   8.0%   8.0%   8.0%   8.0%   7.0%   6.0%   5.0%   4.5%   4.0%   3.5%   3.0%   2.5%   2.5%
U.S. Large Cap
  Equities            52.0%  52.0%  52.0%  52.0%  52.0%  52.0%  45.5%  39.0%  32.5%  29.3%  26.0%  22.8%  19.5%  16.3%  16.3%
                        40     35     30     25     20     15     10      5      0      5     10     15     20     25     30
                                              Years Before                                         Years After
                      ------------------------------------------------------------   ---------------------------------------
                                                              Target Retirement Date

Based on the investment manager's analysis of capital markets and other factors described above, the investment manager currently intends to invest in 11 different investment categories. The fixed income investment categories include:
U.S. investment grade bonds, TIPS, alternative investment strategies, international bonds, emerging markets bonds, U.S. high yield bonds and cash equivalents. The equity investment categories currently include: emerging markets equities, international developed equities, U.S. mid and small cap equities and U.S. large cap equities.

The investment manager may choose to modify the Funds' neutral asset allocations, based on its analysis of changes in capital markets and/or longevity. These changes may include adding or removing specific asset categories, and increasing or decreasing the neutral asset allocation to any individual asset category. Any such change is expected to occur infrequently.

PERFORMING TACTICAL ASSET ALLOCATION

The investment manager uses proprietary, quantitative models to determine how each Fund's current allocations will differ from the neutral asset allocation. These models take into account various measures of the mean reversion (the tendency for an asset class or an investment category to return to its long-term historical average) and momentum (the tendency of an asset class or an investment category with good recent performance to continue that trend) of different asset classes. Prior to making an asset allocation change, the investment manager performs a qualitative review of the models' recommendations. Typically, tactical asset allocation changes will be made monthly to refine each Fund's positioning.

In making these tactical asset allocation changes, the investment manager will keep each Fund's asset allocations within certain asset class ranges. The current ranges are shown in Table 2 below.

                      TABLE 2. ASSET CLASS RANGES BY FUND

                                                                                        ASSET CLASS
                                                                 TARGET ALLOCATION RANGE -- UNDER NORMAL MARKET CONDITIONS
---------------------------------------------------------------------------------------------------------------------------
                                                                                               FIXED INCOME, CASH
                                                                                                 AND ALTERNATIVE
FUND                                                                    EQUITY                INVESTMENT STRATEGIES
 2010 Fund                                                              40-70%                       30-60%
 2015 Fund                                                              50-80%                       20-50%
 2020 Fund                                                              60-90%                       10-40%
 2025 Fund                                                              65-95%                        5-35%
 2030 Fund                                                              65-95%                        5-35%
 2035 Fund                                                              65-95%                        5-35%
 2040 Fund                                                              65-95%                        5-35%
 2045 Fund                                                              65-95%                        5-35%

CHOOSING INVESTMENT CATEGORIES AND INVESTING IN UNDERLYING FUNDS

After determining the current asset class allocation for each Fund, the investment manager then determines the amount each Fund will invest in eligible underlying funds. Table 3 below identifies the particular underlying fund currently considered to be representative of the investment category. Therefore, allocation to a specified investment category is currently anticipated to result in an allocated investment to the corresponding eligible underlying fund. A summary of the principal investment strategies of each eligible underlying fund is set forth in Appendix A. A description of the principal risks associated with these underlying funds is included in Appendix B. Additional information regarding the underlying funds may be found in the Statement of Additional Information. Additional underlying funds may be added in the future either in addition to, or to replace, current underlying funds.

                  TABLE 3. INVESTMENT CATEGORY RANGES BY FUND

 ASSET CLASS                                                                             FUND
(TARGET RANGES                                                TARGET ALLOCATION RANGE -- UNDER NORMAL MARKET CONDITIONS
 SET FORTH IN     INVESTMENT                                  2010        2015        2020        2025        2030
   TABLE 2)        CATEGORY       ELIGIBLE UNDERLYING FUND    FUND        FUND        FUND        FUND        FUND
 FIXED INCOME,  U.S.            RiverSource Diversified Bond  0-60%       0-50%       0-40%       0-35%       0-35%
 CASH AND       Investment      Fund
 ALTERNATIVE    Grade Bonds
 INVESTMENT
 STRATEGIES
                TIPS            RiverSource Inflation         0-60%       0-50%       0-40%       0-35%       0-35%
                                Protected Securities Fund
                International   RiverSource Global Bond Fund  0-60%       0-50%       0-40%       0-35%       0-35%
                Bonds
                Emerging        RiverSource Emerging Markets  0-60%       0-50%       0-40%       0-35%       0-35%
                Markets Bonds   Bond Fund
                U.S. High       RiverSource High Yield Bond   0-60%       0-50%       0-40%       0-35%       0-35%
                Yield Bonds     Fund
                Cash            RiverSource Cash Management   0-60%       0-50%       0-40%       0-35%       0-35%
                Equivalents     Fund
                Alternative     RiverSource Absolute Return   0-60%       0-50%       0-40%       0-35%       0-35%
                Investment      Currency and Income Fund
                Strategies
 EQUITY         Emerging        RiverSource Disciplined       0-70%       0-80%       0-90%       0-95%       0-95%
                Markets         International Equity Fund
                Equities
                International   RiverSource Disciplined       0-70%       0-80%       0-90%       0-95%       0-95%
                Developed       International Equity Fund
                Equities
                U.S. Mid and    RiverSource Disciplined       0-70%       0-80%       0-90%       0-95%       0-95%
                Small Cap       Small and Mid Cap Equity
                Equities        Fund
                U.S. Large Cap  RiverSource Disciplined       0-70%       0-80%       0-90%       0-95%       0-95%
                Equities        Equity Fund

 ASSET CLASS                                                                   FUND
(TARGET RANGES                                                TARGET ALLOCATION RANGE -- UNDER NORMAL MARKET CONDITIONS
 SET FORTH IN   INVESTMENT                                    2035        2040        2045
   TABLE 2)     CATEGORY          ELIGIBLE UNDERLYING FUND    FUND        FUND        FUND
 FIXED INCOME,  U.S.            RiverSource Diversified Bond  0-35%       0-35%       0-35%
 CASH AND       Investment      Fund
 ALTERNATIVE    Grade Bonds
 INVESTMENT
 STRATEGIES
                TIPS            RiverSource Inflation         0-35%       0-35%       0-35%
                                Protected Securities Fund
                International   RiverSource Global Bond Fund  0-35%       0-35%       0-35%
                Bonds
                Emerging        RiverSource Emerging Markets  0-35%       0-35%       0-35%
                Markets Bonds   Bond Fund
                U.S. High       RiverSource High Yield Bond   0-35%       0-35%       0-35%
                Yield Bonds     Fund
                Cash            RiverSource Cash Management   0-35%       0-35%       0-35%
                Equivalents     Fund
                Alternative     RiverSource Absolute Return   0-35%       0-35%       0-35%
                Investment      Currency and Income Fund
                Strategies
 EQUITY         Emerging        RiverSource Disciplined       0-95%       0-95%       0-95%
                Markets         International Equity Fund
                Equities
                International   RiverSource Disciplined       0-95%       0-95%       0-95%
                Developed       International Equity Fund
                Equities
                U.S. Mid and    RiverSource Disciplined       0-95%       0-95%       0-95%
                Small Cap       Small and Mid Cap Equity
                Equities        Fund
                U.S. Large Cap  RiverSource Disciplined       0-95%       0-95%       0-95%
                Equities        Equity Fund

The Board of Directors of each Fund has the authority to combine the Funds with other RiverSource Funds without seeking shareholder vote. While not expected to do so prior to the target date, they may do so after that date based on factors such as the similarity of the Funds' holdings, the relative size of the Funds, the opportunity the Funds have to meet their investment objectives, and other factors.

The following information has been added to Appendix A:

APPENDIX A

UNDERLYING FUNDS -- INVESTMENT OBJECTIVES AND STRATEGIES

The following is a brief description of the investment objectives and strategies of the underlying funds. RiverSource Investments may add new underlying funds for investment or change underlying funds without the approval of shareholders. Additional information regarding the underlying funds is available in the applicable fund's prospectus and statement of additional information. This prospectus is not an offer for any of the underlying funds.

UNDERLYING FUNDS              INVESTMENT OBJECTIVES AND STRATEGIES
FIXED INCOME FUNDS
RiverSource Inflation         The Fund seeks to provide shareholders with total return
Protected Securities Fund     that exceeds the rate of inflation over the long term. The
                              Fund is a non-diversified fund that, under normal market
                              conditions, invests at least 80% of its net assets in
                              inflation-protected debt securities. These securities
                              include inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or
                              instrumentalities, and corporations. The Fund currently
                              intends to focus on inflation-protected debt securities
                              issued by the U.S. Treasury. The Fund invests only in
                              securities rated investment grade. Inflation-protected
                              securities are designed to protect the future purchasing
                              power of the money invested in them. The value of the bond's principal or the interest income paid on the bond is
                              adjusted to track changes in an official inflation measure.
                              For example, the U.S. Treasury uses the Consumer Price Index for Urban Consumers (non seasonally adjusted) as the
                              inflation measure.
------------------------------------------------------------------------------------------
ALTERNATIVE INVESTMENT
STRATEGIES
RiverSource Absolute Return   The Fund seeks to provide shareholders with positive
Currency and Income Fund      absolute return. The Fund is a non-diversified fund that,
                              under normal market conditions, will invest at least 80% of its net assets (including any borrowings for investment
                              purposes) in short-duration debt obligations (or securities that invest in such debt obligations, including an
                              affiliated money market fund) and forward foreign currency contracts. In pursuit of the Fund's objective, to provide
                              absolute return, the investment manager (RiverSource
                              Investments, LLC), seeks to generate positive total returns from the income produced by the short-term debt obligations, plus (minus) the gain (loss) resulting from fluctuations in the values of various foreign currencies relative to the
                              U.S. dollar.
                              The Fund's investment in short-duration debt obligations
                              will consist primarily of (i) U.S. dollar denominated
                              non-government, corporate and structured debt securities
                              rated investment grade, or, if unrated, determined to be of comparable quality by the investment manager, and (ii)
                              shares of an affiliated money market fund. A small portion of the Fund's portfolio may consist of U.S. government
                              securities. In addition to producing income, these holdings will be designated by the Fund, as necessary, to cover
                              obligations with respect to, or that may result from, the
                              Fund's investments in forward currency contracts. The Fund targets a portfolio duration of one to five months but may extend the portfolio duration up to one year.
                              It is expected that the gross notional value of the Fund's forward foreign currency contracts will be equivalent to at least 80% of the Fund's net assets.
------------------------------------------------------------------------------------------

Appendix B has been revised as follows:

APPENDIX B

UNDERLYING FUNDS -- RISKS

The following is a brief description of principal risks associated with the underlying funds in which the Funds invest. Additional information regarding the principal risks for the underlying funds is available in the applicable underlying fund's prospectus and Statement of Additional Information. This prospectus is not an offer for any of the underlying funds.

ACTIVE MANAGEMENT RISK. The underlying funds are actively managed and their performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the underlying funds' investment objectives. Due to their active management, the underlying funds could underperform other mutual funds with similar investment objectives.

CONCENTRATION RISK (CASH MANAGEMENT). Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk. For example, if an underlying fund concentrates its investments in banks, the value of these investments may be adversely affected by the economic or regulatory developments in the banking industry.

COUNTERPARTY RISK (ABSOLUTE RETURN CURRENCY AND INCOME FUND). Counterparty risk is the risk that a counterparty to a financial instrument entered into by the underlying fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The underlying fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The underlying fund may obtain only limited recovery or may obtain no recovery in such circumstances. The underlying fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

CREDIT RISK. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the underlying fund purchases unrated securities, or if the rating of a security is reduced after purchase, the underlying fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the underlying fund. Derivative instruments in which the underlying fund invests will typically increase the fund's exposure to principal risks to which it is otherwise exposed, and may expose the fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the underlying fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

DIVERSIFICATION RISK (ABSOLUTE RETURN CURRENCY AND INCOME FUND, EMERGING MARKETS BOND FUND, GLOBAL BOND FUND AND INFLATION PROTECTED SECURITIES FUND). A non-diversified fund may invest more of its assets in fewer issuers than if it were a diversified fund. Because each investment has a greater effect on the underlying fund's performance, the underlying fund may be more exposed to risk of loss and volatility then a fund that invests more broadly.

FOREIGN/EMERGING MARKETS RISK. The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the underlying funds hold securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK (ABSOLUTE RETURN CURRENCY AND INCOME FUND AND EMERGING MARKETS BOND FUND). The underlying fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the underlying fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the underlying fund may be more volatile than a more geographically diversified fund.

INFLATION RISK. Also known as purchasing power risk, inflation risk reflects the effects of continually rising prices on investments. If an investment's return is lower than the rate of inflation, your money will have less purchasing power as time goes on.

INFLATION PROTECTED SECURITIES RISK (INFLATION PROTECTED SECURITIES
FUND). Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the underlying fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of underlying fund's distributions that comes from inflation adjustments.

INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The underlying funds may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, borrower, sector of the economy, industry, or the market as a whole. The market value of securities and floating rate loans may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the underlying fund to underperform other mutual funds if that style falls out of favor with the market.

PREPAYMENT AND EXTENSION RISK (ABSOLUTE RETURN CURRENCY AND INCOME FUND, DIVERSIFIED BOND FUND, GLOBAL BOND FUND, HIGH YIELD BOND FUND AND INFLATION PROTECTED SECURITIES FUND). The risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security or is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates or declining spreads, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the underlying fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the underlying funds' investments are locked in at a lower rate for a longer period of time.

QUANTITATIVE MODEL RISK (ABSOLUTE RETURN CURRENCY AND INCOME FUND, DISCIPLINED EQUITY FUND, DISCIPLINED INTERNATIONAL EQUITY FUND AND DISCIPLINED SMALL AND MID CAP EQUITY FUND). Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable the underlying fund to achieve its objective.

REINVESTMENT RISK (CASH MANAGEMENT FUND). The risk that the underlying fund will not be able to reinvest income or principal at the same rate it currently is earning.

SECTOR RISK (EMERGING MARKETS BOND FUND AND GLOBAL BOND FUND). Investments that are concentrated in a particular issuer, geographic region or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL AND MID-SIZED COMPANY RISK (DISCIPLINED SMALL AND MID CAP EQUITY
FUND). Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

TAX RISK (ABSOLUTE RETURN CURRENCY AND INCOME FUND). As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in forward currency contracts with notional value exceeding 80% of the Fund's total net assets. Although foreign currency gains currently constitute "qualifying income," the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a fund's foreign currency gains not "directly related" to its "principal business" of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund's foreign currency-denominated positions as not "qualifying income" and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Fund's Board of Directors may authorize a significant change in investment strategy or Fund liquidation.